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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):  August 1, 2006

                       EDUCATIONAL DEVELOPMENT CORPORATION
             (Exact name of registrant as specified in its charter)

                         Commission file number: 0-4957

                Delaware                                    73-0750007
     (State or other jurisdiction of                     (I.R.S. Employer
     incorporation or organization)                     Identification No.)

                10302 East 55th Place, Tulsa, Oklahoma 74146-6515
              (Address of principal executive offices and Zip Code)

                                 (918) 622-4522
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.02   TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

            On August 1, 2006, Educational Development Corporation announces that effective July 26, 2006, the Plan of Reorganization and Dip Financing Agreement with Intervisual Books, Inc. located in Inglewood, California, that the Company entered into on July 13, 2006, has been cancelled.

            Intervisual Books, Inc was operating as a debtor-in-possession in a Chapter 11 bankruptcy case. On July 26, 2006, in the United States Bankruptcy Court in Los Angeles, California, the court conducted an auction for the assets of Intervisual Books, Inc. The Company was not the successful bidder in this auction. However, the Company is actively pursuing other acquisition candidates that would provide an operational and financial fit for the Company.

            A copy of the press release making this announcement is furnished as
Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

      (d)    EXHIBITS

             99.1 Press release dated as of August 1, 2006

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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Educational Development Corporation


                                      By:  /s/ Randall W. White
                                           -------------------------------------
                                           Randall W. White
                                           President and Chief Executive Officer

Date: August 1, 2006

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                                  EXHIBIT INDEX

EXHIBIT
NUMBER      DESCRIPTION
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*99.1       Press release dated as of August 1, 2006

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*Filed herewith.